LOSS PER SHARE	9 Months Ended
Sep. 30, 2022
Disclosure of earnings per share [Abstract]
LOSS PER SHARE

10.LOSS PER SHARE

Basic loss per share is calculated by dividing net loss by the weighted average number of common shares outstanding during the year. Fully diluted loss per share is calculated by adjusting the weighted average number of common shares outstanding to assume conversion of all potential dilutive securities to common shares.

The Company has stock options and awards as potentially dilutive securities. Fully diluted net loss per share excludes all potentially dilutive shares if their effect is anti-dilutive. As a result of net losses incurred, all potentially dilutive securities have been excluded from the calculation of fully diluted net loss per share because including them would be anti-dilutive; therefore, basic and fully diluted number of shares is the same for the three and nine months ended September 30, 2022 and 2021.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Numerator:
Net loss	($10,370)	($8,555)	($30,474)	($24,289)
Denominator:
Weighted average number of common shares outstanding for basic EPS	111,664,823	111,127,690	111,397,231	107,520,004
Adjustment for diluted securities[1]	-	-	-	-
Weighted average number of common shares outstanding for diluted EPS	111,664,823	111,127,690	111,397,231	107,520,004

Basic and fully diluted loss per share	($0.09)	($0.08)	($0.27)	($0.23)

[1]The following securities were exercisable and not included in the calculation of fully diluted loss per share:
Stock options	882,180	1,144,385	882,180	1,144,385
RSUs	891,030	175,919	891,030	175,919
Warrants Derivative	17,945,660	18,955,281	17,945,660	18,955,281
Warrants Equity	9,912,633	9,912,633	9,912,633	9,912,633
	29,631,503	30,188,218	29,631,503	30,188,218